Note 4 - Accounts Receivable	12 Months Ended
Nov. 30, 2018
Receivables [Abstract]
Accounts Receivable

The Company currently has no debt agreements in place whereby any amount of receivables serve as collateral. The Company has no off-balance-sheet credit exposures and has no foreclosed or repossessed assets. Accounts receivable are carried on the consolidated balance sheet net of allowance for doubtful accounts. This provision is established based on the Company’s best estimates regarding the ultimate recovery of balances for which collection is uncertain. As at November 30, 2018, the Company has an account receivable balance of $305,912 (2017 - $756,468) and an allowance for doubtful accounts of $66,849 (2017 - $66,849). Risks and uncertainties and credit quality information related to accounts receivable have been disclosed in Note 17.